Exhibit 10.6
OMNIBUS AMENDMENT NUMBER TWO
to the
OPTION ONE OWNER TRUST 2005-7 WAREHOUSE FACILITY
          This OMNIBUS AMENDMENT NUMBER TWO (this “Amendment”) is made and is effective as of this 31st day of October, 2006, among Option One Owner Trust 2005-7 as issuer (the “Issuer”), Option One Loan Warehouse Corporation as depositor (the “Depositor”), Option One Mortgage Corporation as loan originator and servicer (“Option One”), Wells Fargo Bank, N.A. as indenture trustee (the “Indenture Trustee”), HSBC Securities (USA) Inc. (the “Noteholder Agent”), HSBC Bank USA, N.A. and Bryant Park Funding LLC (the “Purchasers”) and HSBC Securities (USA) Inc. (the “Administrative Agent” and collectively with the Noteholder Agent and the Purchasers, the “HSBC Entities”) to (i) the Note Purchase Agreement, dated as of September 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among the Issuer, the Depositor, the Noteholder Agent, the Purchasers and the Administrative Agent, (ii) the Pricing Letter, dated as of September 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Pricing Letter”), among the Issuer, the Depositor, Option One, and the Indenture Trustee and (iii) the Sale and Servicing Agreement, dated as of September 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Sale and Servicing Agreement” and together with the Note Purchase Agreement and the Pricing Letter, the “Transaction Documents”), among the Issuer, the Depositor, Option One and the Indenture Trustee.
RECITALS
          WHEREAS, the parties have previously entered into the Transaction Documents; and
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Transaction Documents.
          SECTION 2. Amendment to Sale and Servicing Agreement.
          (a) The definition of “Revolving Period” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

     “Revolving Period: With respect to the Notes, the period commencing on October 31, 2006 and ending on the earlier of (i) March 31, 2007 and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07.”
     (b) The definition of “Accrual Period” in Section 1.01 of the Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:
          “Accrual Period: With respect to the Notes, the preceding calendar month.”
          SECTION 3. Amendment to Pricing Letter.
     (a) The definition of “Make-Whole Premium” in Section 1 of the Pricing Letter is hereby deleted in its entirety and replaced with the following:
     “Make-Whole Premium: A fee payable by the Issuer to the Purchaser, (a) on the Payment Date occurring five months following the date hereof (or, if sooner, the final Payment Date), in an amount equal to (i) $1,250,000 minus (ii) the sum of any Commitment Fee actually paid to the Note Purchaser plus all Interest Payment Amounts received by the Note Purchaser since the date hereof.”
     (b) Effective as of November 1, 2006, the definition of “Note Interest Rate” in Section 1 of the Pricing Letter is hereby deleted in its entirety and replaced with the following:
     “Note Interest Rate: For any Accrual Period, (a) in the case of any portion of the Additional Note Principal Balance during such Accrual Period that is purchased by the Conduit Purchaser, the CP Cost of Funds Rate plus the CP Margin and, if applicable, the Additional CP Margin for such Accrual Period; and (b) in the case of any portion of the Additional Note Principal Balance during such Accrual Period that is purchased by the Committed Purchaser, a per annum interest rate equal to One-Month LIBOR for the related LIBOR Determination Date plus the LIBOR Margin and, if applicable, the Additional LIBOR Margin for such Accrual Period.”
     (c) The definition of “CP Cost of Funds Rate” is hereby added to Section 1 of the Pricing Letter as follows:
     “CP Cost of Funds Rate”: The per annum rate equivalent to the weighted average of the rates payable by the Conduit Purchaser in respect of its commercial paper outstanding on such day that is allocated, in whole or in part, to fund or maintain its net investment in the Additional Note Principal Balances, converted (as necessary) to an annual yield equivalent rate calculated on the basis of a 360-day year, which rates shall include issuing and paying agent fees and any placement agent or commercial paper fees and commissions.
     (d) The definition of “CP Margin” is hereby added to Section 1 of the Pricing Letter as follows:

     “CP Margin: With respect to each day, the percentage corresponding to the Loans pledged to the Indenture Trustee on of such day, as set forth in the following table:

First Lien Mortgage Loans	0.50%
Second Lien Mortgage Loans	0.50%
Wet Funded Loans	0.70%
30 days Delinquent Loan	1.00%”
     (e) The definition of “Additional CP Margin” is hereby added to Section 1 of the Pricing Letter as follows:
          “Additional CP Margin: With respect to each day, the percentage corresponding to the Unfunded Transfer Obligation Percentage as of such day, as set forth in the following table:

Unfunded Transfer Obligation Percentage:	Additional CP Margin:

>=7.00%	0.00%
>=6.00%, but <7.00%	0.375%
>=5.00%, but <6.00%	0.75%
>=4.00%, but <5.00%	1.00%
<4.00%	1.25%
     provided that the Additional CP Margin shall be equal to 3.00% upon the occurrence of an Event of Default, any Termination Event or after the conditions for a Cleanup Call have been satisfied.”
          SECTION 4. Representations. To induce the HSBC Entities to execute and deliver this Amendment, each of the Issuer and the Depositor hereby jointly and severally represents to the HSBC Entities that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Basic Documents.
          SECTION 5. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the HSBC Entities all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the HSBC Entities, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
          SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Transaction Documents shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in any of the Transaction Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Transaction Documents, any reference in any of such items to the Transaction Documents being sufficient to refer to the Transaction Documents as amended hereby.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-7 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-7

By:	Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:
Name:
Title:

OPTION ONE LOAN WAREHOUSE CORPORATION

By:

Name:
Title:

OPTION ONE MORTGAGE CORPORATION

By:

Name:
Title:

WELLS FARGO BANK, N.A.

By:

Name:
Title:

HSBC BANK USA, N.A., as Committed Purchaser

By:

Name:
Title:

BRYANT PARK FUNDING LLC, as Conduit Purchaser

By:

Name:
Title:

HSBC SECURITIES (USA) INC., as Noteholder Agent

By:

Name:
Title:

HSBC SECURITIES (USA) INC., as Administrative Agent

By:

Name:
Title: